SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2017

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road

Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As disclosed by Air T, Inc. (“Air T” or the “Company”) in its Form 10-Q for the period ended December 31, 2015 (the “Q3 2016 Form 10-Q”) and in subsequent periodic reports filed by the Company, pursuant to a Securities Purchase Agreement dated as of October 2, 2015 (the “Securities Purchase Agreement”) among the Company, Delphax Technologies Inc. (“Delphax”) and its subsidiary, Delphax Technologies Canada Limited (“Delphax Canada”), on November 24, 2015 (the “Closing Date”), the Company purchased (i) at face value a $2,500,000 principal amount Five-Year Senior Subordinated Promissory Note (the “Senior Subordinated Note”) issued by Delphax Canada, and guaranteed by Delphax, for a combination of cash and the outstanding principal of $500,000 and accrued and unpaid interest under a 90-Day Senior Subordinated Note purchased at face value by the Company from Delphax Canada on October 2, 2015 pursuant to the Securities Purchase Agreement and (ii) for $1,050,000 in cash a total of 43,000 shares of Delphax’s Series B Preferred Stock (the “Series B Preferred Stock”) and a Stock Purchase Warrant (the “Warrant”) to acquire an additional 95,600 shares of Series B Preferred Stock at a price of $33.4728 per share (subject to adjustment for specified dilutive events). Each share of Series B Preferred Stock is convertible into 100 shares of common stock of Delphax, subject to anti-dilution adjustments, and has no liquidation preference over shares of common stock of Delphax. No dividends are required to be paid with respect to the shares of Series B Preferred Stock, except that ratable dividends (on an as-converted basis) are to be paid in the event that dividends are paid on the common stock of Delphax. Based on the number of shares of Delphax common stock outstanding, the number of shares of common stock underlying the Series B Preferred Stock purchased by the Company represented approximately 38% of the shares of Delphax common stock that would be outstanding assuming conversion of Series B Preferred Stock held by the Company. Holders of the Series B Preferred Stock, voting as a separate class, were initially entitled to elect (and exercise rights of removal and replacement) with respect to three-sevenths of the board of directors of Delphax, and after June 1, 2016 the holders of the Series B Preferred Stock, voting as a separate class, were entitled to elect (and to exercise rights of removal and replacement of) with respect to four-sevenths of the members of the board of directors of Delphax. The Warrant expires on November 24, 2021 and provides that in the event that dividends are paid on the common stock of Delphax, the holder of the Warrant is entitled to participate in such dividends on a ratable basis as if the Warrant had been fully exercised and the shares of Series B Preferred Stock acquired upon such exercise had been converted into shares of Delphax common stock.

The consolidated financial statements included in the Q3 2016 Form 10-Q and in the periodic reports subsequently filed by Air T reflect the consolidation of Delphax with the Company and its subsidiaries from the Closing Date. Such consolidated financial statements also reflect an attribution for relevant periods of 62% of Delphax’s net income or loss to non-controlling interests in the determination of consolidated net income attributable to Air T, Inc. stockholders. Such attribution was based on the Company’s ownership of the Series B Preferred Stock, which represented approximately 38% of the shares of Delphax common stock that would be outstanding assuming conversion of Series B Preferred Stock held by the Company.

On October 5, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of Air T concluded that it was not appropriate to base attribution of Delphax’s net income or loss to non-controlling interests solely on the Company’s ownership of the Series B Preferred Stock and that the attribution methodology should be based on consideration of all of Air T’s investments in Delphax and Delphax Canada. As disclosed above, the Warrant provides that in the event that dividends are paid on the common stock of Delphax, the holder of the Warrant is entitled to participate in such dividends on a ratable basis as if the Warrant had been fully exercised and the shares of Series B Preferred Stock acquired upon such exercise had been converted into shares of Delphax common stock. This provision would have entitled Air T, Inc. to approximately 67% of any Delphax dividends paid, with the remaining 33% paid to the non-controlling interests. The Company has concluded that this was a substantive distribution right which should be considered in the attribution of Delphax net income or loss to non-controlling interests. The Company furthermore concluded that its investment in the Senior Subordinated Promissory Note issued by Delphax Canada should be, under certain circumstances, considered in attribution. Specifically, the Company concluded that if, through attribution of 33% of Delphax net losses to the non-controlling interests, the non-controlling interests’ Delphax equity balance is reduced to zero, there could be a period during which no portion of Delphax’s net loss is attributed to the non-controlling interests due to the fact that Air T, Inc.’s investment in the Senior Subordinated Promissory Note constitutes the then next most at risk Delphax financing instrument.

As a result of the application of the above-described attribution methodology, for the relevant periods of the financial statements listed below, the attribution of Delphax net income or losses to non-controlling interests should have been 33%, except that for the three months ended June 30, 2016, the attribution of Delphax losses to non-controlling interests should have been 32%.

As a result, on October 5, 2017, the Audit Committee further concluded that the financial statements for periods ending after the Company’s November 24, 2015 investments in Delphax included in periodic reports filed by the Company, which includes the financial statements

•	at and for the three and nine months ended December 31, 2015 included in the Q3 2016 Form 10-Q,

•	at and for the fiscal year ended March 31, 2016 included in the Company’s Form 10-K for the fiscal year ended March 31, 2016 (the “2016 Form 10-K”),

•	at June 30, 2016 and March 31, 2016 and for the three months ended June 30, 2016 included in the Company’s Form 10-Q for the period ended June 30, 2016 (the “Q1 2017 Form 10-Q”),

•	at September 30, 2016 and March 31, 2016 and for the three and six months ended September 30, 2016 included in the Company’s Form 10-Q for the period ended September 30, 2016 (the “Q2 2017 Form 10-Q”), and

•	at December 31, 2016 and March 31, 2016 and for the three and nine months ended December 31, 2016 and 2015 included in the Company’s Form 10-Q for the period ended December 31, 2016 (together with the Q1 2017 Form 10-Q and the Q2 2017 Form 10-Q, the “2017 Form 10-Qs,” and such financial statements in the Q3 2016 Form 10-Q, the 2016 Form 10-K and the 2017 Form 10-Qs being collectively referred to as the “Subject Financial Statements”)

may no longer be relied upon to the extent the Subject Financial Statements reflect the attribution of 62% of Delphax’s net income or loss to non-controlling interests for the respective periods covered by the Subject Financial Statements.

The Audit Committee’s conclusions followed discussions among the Company, the Audit Committee and the Company’s independent registered public accounting firms.

The Company intends to amend the Q3 2016 Form 10-Q, 2016 Form 10-K and the 2017 Form 10-Qs as promptly as is practicable to restate the Subject Financial Statements to reflect attribution of Delphax’s net income or loss for the relevant periods based on consideration of all of Air T’s investments in Delphax and Delphax Canada as described above. The amount of the Company’s consolidated net income (loss) (which is presented prior to attribution of net loss (income) attributable to non-controlling interests in the Company’s consolidated statements of income) to be presented in such restated financial statements will not differ from the consolidated net income (loss) previously reported in the respective Subject Financial Statements. Similarly, the correction of the attribution of Delphax’s net income or loss for the relevant periods will not affect the Company’s assets, liabilities or cash flows at and for each of these periods from the amounts previously reported in the respective Subject Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2017

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President- Finance, Chief Financial Officer, Secretary and Treasurer

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